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                                                                    EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP

    We consent to the use in this Amendment No. 1 to Registration Statement No. 333-6653 of C-Cube Microsystems Inc. on Form S-4 of our reports dated January 17, 1996, appearing in the Prospectus/Proxy Statement, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus/Proxy Statement.

DELOITTE & TOUCHE LLP

San Jose, California
July 25, 1996